Exhibit 10.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Euro Disney S.C.A. (“the Company”) on Form 20-F for the fiscal year ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”),  I, James A. Rasulo, Chairman of the Board, Chief Executive Officer and Acting Chief Financial Officer of Euro Disney S.A. (“the Management Company”), certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.                 The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.                 The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By:	/s/ James A. Rasulo
James A. Rasulo
Chairman of the Board,
Chief Executive Officer and
Acting Chief Financial Officer
March 28, 2003

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